                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 April 29, 1994
               --------------------------------------------------
                Date of Report (Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
            --------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



       New York               1-3157             13-0872805
       --------               ------             ----------
      (State of             Commission          (IRS Employer
     Incorporation)            File             Identification
                                              Number)


                  Two Manhattanville Road, Purchase, NY  10577
                  --------------------------------------------
                    (Address of principal executive offices)



                                   914-397-1500
                                 ---------------
                          (Registrant's telephone No.)

ITEM I.   CHANGES IN CONTROL OF REGISTRANT

          N/A

ITEM II.  ACQUISITION OR DISPOSITION OF ASSETS

          N/A

ITEM III. BANKRUPTCY OR RECEIVERSHIP

          N/A

ITEM IV.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          N/A

ITEM V.   OTHER EVENTS

          N/A

ITEM VI.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

          N/A

ITEM VII. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements

          N/A

          (b)  Pro Forma Financial Information:

          N/A

          (c)  Exhibits:

               1(a) Agency Agreement dated July 20, 1992, among International
                    Paper Company, The First Boston Corporation and Kidder, Peabody & Co. Incorporated.

               1(b) Amendment dated April 29, 1994 to Agency Agreement dated
                    July 20, 1992, among International Paper Company, CS First Boston Corporation (successor to The First Boston Corporation) and Kidder, Peabody & Co. Incorporated.

ITEM VIII.     CHANGES IN FISCAL YEAR

               N/A

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              INTERNATIONAL PAPER COMPANY
                              (Registrant)



Date:  April 29, 1994         /s/SYVERT E. NERHEIM
       Purchase, NY           ---------------------------
                                Syvert E. Nerheim
                                Assistant Secretary

                               EXHIBIT INDEX




Exhibits                                                                Page
- - --------                                                                ----
  1(a)      Agency Agreement dated July 20, 1992, among International
             Paper Company, The First Boston Corporation and  Kidder,
             Peabody & Co. Incorporated . . . . . . . . . . . . . . .

  1(b)      Amendment dated April 29, 1994 to Agency Agreement  dated
             July 20, 1992, among International Paper Company, CS First Boston Corporation (successor to The First Boston Corporation) and Kidder, Peabody & Co. Incorporated. . .